SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [x]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[x]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                                  THEGLOBE.COM
                (Name of Registrant as Specified in its Charter)


    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.

[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1.   Title  of  each  class of securities to which transaction applies: N/A
     2.   Aggregate  number  of  securities  to  which  transaction applies: N/A
     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N/A
     4.   Proposed  maximum  aggregate  value  of  transaction:  N/A
     5.   Total  fee  paid:  N/A

[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.   Amount Previously Paid:  N/A
     2.   Form, Schedule or Registration Statement No.:  N/A
     3.   Filing Party:  N/A
     4.   Date Filed:  N/A

                                [GRAPHIC OMITTED]


                               THEGLOBE.COM, INC.
                                  2 PENN PLAZA
                                   SUITE 1500
                            NEW YORK, NEW YORK 10121

                                                                  April 30, 2002

Dear  Stockholder:

     We invite you to attend our Annual Meeting of Stockholders on Thursday, June 20, 2002, 10 a.m., at the New York Hotel Pennsylvania, 401 7th Avenue, New York, New York 10001.

     This booklet includes the formal notice of the meeting and the proxy statement. The proxy statement tells you about the agenda and procedures for the meeting. In addition to specific agenda items, we will discuss generally the operations of theglobe. We welcome your comments, and hope you will join us.

     Whether  or  not  you  plan  to attend in person, IT IS IMPORTANT THAT YOUR
                                                       -------------------------
SHARES  BE  REPRESENTED  AT  THE  ANNUAL  MEETING  OF STOCKHOLDERS. The Board of
------------------------------------------------------------------
Directors recommends that stockholders vote FOR each of the matters described in the proxy statement to be presented at the Annual Meeting of Stockholders.

     PLEASE DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

     Thank  you.

                                             Sincerely,



                                             Charles  M.  Peck
                                             Chief  Executive  Officer

                                [GRAPHIC OMITTED]


                               THEGLOBE.COM, INC.
                                  2 PENN PLAZA
                                   SUITE 1500
                            NEW YORK, NEW YORK 10121
                        --------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 20, 2002

     theglobe.com, inc., a Delaware corporation, will hold its Annual Meeting of Stockholders on Thursday, June 20, 2002 at 10 a.m., at the New York Hotel Pennsylvania, 401 7th Avenue, New York, New York 10001, for the following purposes:

          1.   To  elect  the  Board  of  Directors  for  the  coming  year;

          2. To amend the Company's Certificate of Incorporation to decrease the number of required directors; and

          3. To transact any other business that may properly come before the Annual Meeting of Stockholders.

     If you own shares of theglobe.com as of the close of business on April 25, 2002, you can vote those shares by proxy or at the Annual Meeting of Stockholders.

New  York,  New  York
April  30,  2002

                                        By Order of the Board of Directors




                                        Charles  M.  Peck
                                        Chief  Executive  Officer

                        --------------------------------

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ENSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE IS NECESSARY IF
YOU  MAIL  IT  IN  THE  UNITED  STATES.

                                        TABLE OF CONTENTS


                                                                                          PAGE
                                                                                          ----

Voting Rights and Solicitation of Proxies . . . . . . . . . . . . . . . . . . . . . . .      1

I.  Election of Directors. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Nominees for Directors . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3
    Board Meetings and Committees of the Board . . . . . . . . . . . . . . . . . . . . .     4
    Director Compensation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
    Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     4
    Other Executive Officers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     5

II. Amendment of the Company's Certificate of Incorporation . . . . . . . . . . . . . .      6

Security Ownership of Certain Beneficial Owners and Management . . . . . . . . . . . . .     7
Executive Compensation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Summary Compensation Table . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     9
    Aggregated Option Exercises in the Last Fiscal Year and 2001 Year End Option Values.    11
    Option Grants in 2001. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Employment Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    12
    Compensation Committee Interlocks and Insider Participation. . . . . . . . . . . . .    14
    Involvement in Certain Legal Proceedings . . . . . . . . . . . . . . . . . . . . . .    14
    Certain Relationships and Related Transactions . . . . . . . . . . . . . . . . . . .    15
    Compliance with Section 16(a) of the Exchange Act. . . . . . . . . . . . . . . . . .    16
Report of the Compensation Committee of the Board of Directors . . . . . . . . . . . . .    17
    Compliance with Internal Revenue Code Section 162(m) . . . . . . . . . . . . . . . .    17
Report of the Audit Committee of the Board of Directors  . . . . . . . . . . . . . . . .    18
Appointment of Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . . . .    19
Performance Graph  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    20
Stockholder Proposals for the 2002 Annual Meeting  . . . . . . . . . . . . . . . . . . .    22
Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
Exhibit A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    24

                               THEGLOBE.COM, INC.

                                 PROXY STATEMENT
                IN CONNECTION WITH ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 20, 2002.

     THE BOARD OF DIRECTORS OF THEGLOBE.COM, INC. ("THEGLOBE", "WE" OR "US") IS SOLICITING PROXIES TO BE VOTED AT THE ANNUAL MEETING OF STOCKHOLDERS (THE "ANNUAL MEETING") TO BE HELD ON THURSDAY, JUNE 20, 2002 AND AT ANY ADJOURNMENT OR POSTPONEMENT.

     This proxy statement and the accompanying proxy are first being sent to stockholders entitled to vote at the Annual Meeting on June 20, 2002. theglobe's principal executive offices are located at 2 Penn Plaza, Suite 1500, New York, New York 10121, telephone number (212) 292-5667.

                    VOTING RIGHTS AND SOLICITATION OF PROXIES

PURPOSE  OF  THE  ANNUAL  MEETING

     The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the accompanying Notice of Annual Meeting. Each proposal is described in more detail in this proxy statement.

RECORD  DATE  AND  SHARES  OUTSTANDING

     Stockholders of record at the close of business on April 25, 2002 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 30,369,647 shares of common stock were issued and outstanding. The closing price of our common stock on the OTC Bulletin Board on the Record Date was $0.05 per share.

REVOCABILITY  AND  VOTING  OF  PROXIES

     Any person signing a proxy in the form accompanying this proxy statement has the power to revoke it prior to the Annual Meeting or at the Annual Meeting prior to the vote pursuant to the proxy. A proxy may be revoked by any of the following methods:

     - by writing a letter delivered to Gary Bernstein, Secretary of theglobe, stating that the proxy is revoked;

     -    by  submitting  another  proxy  with  a  later  date;  or

     -    by  attending  the  Annual  Meeting  and  voting  in  person.

     Please note, however, that if a stockholder's shares are held of record by a broker, bank or other nominee and that stockholder wishes to vote at the Annual Meeting, the stockholder must bring to the Annual Meeting a letter from the broker, bank or other nominee confirming that stockholder's beneficial ownership of the shares. Shares of common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the instructions indicated on the proxies, unless the proxies have been revoked.

     Unless we receive specific instructions to the contrary, properly executed proxies will be voted: (i) FOR the election of each of theglobe's nominees as a director; (ii) FOR the amendment of theglobe's Certificate of Incorporation and
(iii) with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders. theglobe does not presently anticipate any other business will be presented for vote at the Annual Meeting.

LIST  OF  STOCKHOLDERS

     A list of stockholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and for ten days prior to the Annual Meeting during regular business hours at our offices at 2 Penn Plaza, Suite 1500, New York, New York, by contacting Gary Bernstein, Secretary of theglobe.

VOTING  AT  THE  ANNUAL  MEETING

     Each share of common stock outstanding on the Record Date will be entitled to one (1) vote on each matter submitted to a vote of the stockholders, including the election of directors. Cumulative voting by stockholders is not permitted.

     The presence, in person or by proxy, of the holders of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions and broker "non-votes" are counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner.

     A plurality of the votes cast is required for the election of Directors. A vote of the majority of all shareholders is required to amend the Company's Charter. Abstentions and broker "non-votes" are not counted for purpose of the election of Directors.

SOLICITATION

     We will pay the costs relating to this proxy statement, the proxy and the Annual Meeting. We may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Directors, officers and regular employees may also solicit proxies. They will not receive any additional compensation for the solicitation.

================================================================================
                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS
================================================================================

NOMINEES  FOR  DIRECTORS

     The Board of Directors proposes the following three nominees for election as directors at the Annual Meeting. The directors will hold office from election until the next Annual Meeting, or until their successors are elected and qualified.

NOMINEE             AGE  POSITION HELD WITH THEGLOBE     DIRECTOR SINCE
------------------  ---  ---------------------------  ---------------------

Michael S. Egan. .   62  Chairman                                      1997
Edward A. Cespedes   36  Director                                      1997
Robin M. Segaul. .   37  Director                                      2001

MICHAEL S. EGAN. Michael Egan has served as theglobe.com's Chairman since 1997. He is also Chairman of ANC Rental Corporation (Other OTC: ANCXQ.PK), which owns and operates car rental businesses under the Alamo and National brand names. As well, Mr. Egan is Chairman of Certified Vacations, a privately held company specializing in designing, marketing and delivering vacation packages. Mr. Egan is a member of the Board of Directors of Boca Resorts, Inc. (NYSE: RST) (formerly Florida Panthers Holdings, Inc.) and a member of the Board of Directors of the Horatio Alger Association. Mr. Egan has spent over 20 years in the rent-a-car business. He began with Alamo in 1973, became an owner in 1979, and became Chairman and majority owner from January 1986 until November 1996 when he sold the company to AutoNation. In 2000, AutoNation spun off the rental division and Mr. Egan was named Chairman. Prior to acquiring Alamo, he held various administration positions at Yale University and taught at the University of Massachusetts at Amherst. Mr. Egan is a graduate of Cornell University where he received his Bachelor's degree in Hotel Administration.

EDWARD A. CESPEDES. Edward Cespedes has served as a director of theglobe.com since 1997. Currently, Mr. Cespedes is the chairman of EKC Ventures, LLC, a privately held investment company. Mr. Cespedes served as the vice chairman of Prime Ventures, LLC, from May 2000 to February 2002. From August 2000 to August 2001, Mr. Cespedes served as the President of the Dr. Koop Lifecare Corporation and was a member of the Company's board of Directors from January 2001 to December 2001. From 1996 to 2000, Mr. Cespedes was a Managing Director of Dancing Bear Investments. Concurrent with his position at Dancing Bear Investments, from 1998 to 2000, Mr. Cespedes also served as Vice President for corporate development for theglobe.com where he had primary responsibility for all mergers, acquisitions, and capital markets activities. In 1996, prior to joining Dancing Bear Investments, Mr. Cespedes was the director of corporate finance for Alamo Rent-A-Car. From 1988 to 1996, Mr. Cespedes worked in the Investment Banking Division of J.P. Morgan and Company, where he most recently focused on mergers and acquisitions. In his capacity as a venture capitalist, Mr. Cespedes has served as a member of the board of directors of various portfolio companies. Mr. Cespedes is the founder of the Columbia University Hamilton Associates. Mr. Cespedes received a Bachelor's degree in International Relations from Columbia University.

ROBIN M. SEGAUL. Robin Segaul has served as a director of theglobe.com since December 2001. Ms. Segaul has worked for Michael Egan for eight years. Currently, she is the Controller/Managing Director of Dancing Bear Investments, Mr. Egan's investment management and holding company. Ms. Segaul served on the Board of Directors of theglobe.com from August 1997 to October 1998. At Alamo Rent-A-Car, she served as Financial Assistant to the Chairman (Mr. Egan). Prior to joining Alamo, Ms. Segaul was the Corporate Tax Manager at Blockbuster

Entertainment Group where she worked from 1991 to 1994. She also worked in the audit and tax departments of Arthur Andersen & Co. from 1986 to 1989. Ms. Segaul received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania; an MBA from the University of Miami and is a Certified Public Accountant.

BOARD  MEETINGS  AND  COMMITTEES  OF  THE  BOARD

     The Board of Directors met six times in 2001. No incumbent director who was on the Board for the entire year attended less than 75% of the total number of all meetings of the Board and any committees of the Board on which he or she served, if any, during 2001. Ms. Segaul, who was elected to the Board in December 2001, attended no less than 75% of the total number of all meetings of the Board following her election.

     The functions and responsibilities of the standing committees of the Board of Directors are described below.

     Audit Committee. The Audit Committee, which was formed in July 1998, reviews, acts on and reports to the Board of Directors with respect to various auditing and accounting matters, including the selection of our independent auditors, the scope of the annual audits, fees to be paid to the auditors, the performance of our auditors and our accounting practices and internal controls. The current members of the Audit Committee are Messrs. Halperin and Krizelman, and Ms. Segaul, all of whom are non-employee directors. Ms. Segaul replaced Ms. Arthur, who resigned from the Board in November 2001. The Audit Committee held four meetings in 2001. Going forward, members of the Audit Committee will be Messrs. Egan and Cespedes and Ms. Segaul.

     Compensation Committee. The Compensation Committee, which met twice in 2001, establishes salaries, incentives and other forms of compensation for officers and other employees of theglobe. The Compensation Committee also approves option grants under all of our outstanding stock based incentive plans. The current members of the Compensation Committee are Mr. Halperin and Ms. Segaul. Ms. Segaul replaced Ms. Arthur following her resignation from the Board in November 2001. Going forward, Messrs. Egan and Cespedes will serve as members of the Compensation Committee.

DIRECTOR  COMPENSATION

     Directors who are also our employees receive no compensation for serving on our Board or committees. We reimburse non-employee directors for all travel and other expenses incurred in connection with attending Board and committee meetings. Non-employee directors are also eligible to receive automatic stock option grants under our 1998 Stock Option Plan, as amended and restated.

     Each director who becomes an eligible non-employee director for the first time receives an initial grant of options to acquire 25,000 shares of our common stock. In addition, each eligible non-employee director will receive an annual grant of options to acquire 7,500 shares of our common stock on the first business day following each annual meeting of stockholders that occurs while the 1998 Stock Option Plan or 2000 Stock Option Plan is in effect. These stock options will be granted with per share exercise prices equal to the fair market value of our common stock as of the date of grant.

INDEMNIFICATION

     The Delaware General Corporation Law provides that a corporation may indemnify its directors and officers for certain liabilities. We indemnify our directors and officers to the fullest extent permitted by law so that they will serve free from undue concern that they will not be indemnified. This is required under our By-Laws, and we have also signed agreements with each of those individuals contractually obligating us to provide this indemnification to them.

     On and after August 3, 2001 and as of the date of this filing, the Company is aware that six putative shareholder class action lawsuits were filed against the Company, certain of its current and former officers and directors, and several investment banks that were the underwriters of the Company's initial public offering and its May 19, 1999 secondary offering. The lawsuits were filed in the United States District Court for the Southern District of New York. The complaints have been consolidated into a single action and a consolidated amended complaint has been filed. Plaintiffs allege that the underwriter defendants agreed to allocate stock in the Company's initial public offering and secondary offering to certain investors in exchange for excessive and undisclosed commissions and agreements by those investors to make additional purchases of stock in the aftermarket at pre-determined prices. Plaintiffs allege that the Registration Statements and Prospectuses for the Company's initial public offering and secondary offering were false and misleading in violation of the securities laws because they did not disclose these arrangements. The actions seek damages in an unspecified amount. The Company and its current and former officers and directors intend to vigorously defend the actions. The action is being coordinated with more than three hundred other nearly identical actions filed against other companies and no date has been set for any response to the complaint.

Pursuant to our By-Laws and agreements with the individuals, we have agreed to indemnify our Officers and Directors against certain liabilities under specified circumstances.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE THREE NOMINEES AS DIRECTORS OF THEGLOBE.

     We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the election of all the nominees listed above. If unforeseen circumstances (such as death or disability) make it necessary for the Board of Directors to substitute another person for any of the nominees, we will vote your shares FOR that other person. The Board of Directors does not presently anticipate that any nominee will be unable to serve.

OTHER  EXECUTIVE  OFFICERS

     The names of, and certain information regarding, our executive officers who are not directors, are set forth below. The executive officers serve at the pleasure of the Board.

CHARLES M. PECK. Mr. Peck was appointed Chief Executive Officer of theglobe.com in August 2000. He has had a long career in senior executive positions, with companies in transition, including start-ups, turnarounds, integration efforts and explosive growth companies. Prior to joining theglobe.com, from 1995 - 2000 Peck was Senior Vice President of the American Institute of Certified Public Accountants (AICPA), with P&L chief operating responsibilities for over $150 million in revenue and over 250 of its 650 employees. He brought the AICPA's training unit to profitability, achieving improved operating margins, spearheading strategic acquisitions and product-line sales, and initiating wide-reaching process improvement and planning programs, while forming over 40 strategic distribution alliances. From 1991-1995, Peck headed up marketing and sales for two major business units of Simon & Schuster, a division of Viacom, and was responsible for integrating companies into a single-source provider of Prentice Hall Legal & Financial Services until its spin-off. He then took on a turnaround at a training unit of Simon & Schuster. From 1987 - 1990 Peck served as Vice President of Sales at Telerate Systems Inc., a Dow Jones & Co. online financial information provider, achieving year-over-year revenue growth of over 40%. He was a Senior Vice President of Marketing & Sales for Standard & Poors from 1985 - 1987, and was Vice President of Market Development and Planning for the New York Stock Exchange's New York Futures Exchange from 1982 - 1985. Early in his career, Peck was a founding officer of New York Air, and held senior-level marketing, sales and training positions for Blue Chip Marketers, the Pepsi-Cola Co., Xerox and Levi-Strauss, and served as a consultant with Booz Allen and Hamilton. Peck serves on the Advisory Board of the Make-a-Wish Foundation of Metro New York, Inc. and has served on numerous other boards. He holds a Bachelor's Degree in Economics and MBA in Finance from the State University of New York at Albany, and has served in the U.S. Marine Corps.

================================================================================
                                 PROPOSAL NO. 2
  AMENDMENT OF THE COMPANY'S CERTIFICATE OF INCORPORATION TO DECREASE THE NUMBER
                              OF REQUIRED DIRECTORS
================================================================================

     Section 1 of Article V of the Company's Fourth Amended and Restated Certificate of Incorporation (the "Charter") currently provides that the authorized number of directors of the Company shall be nine. The Board of Directors has adopted a resolution proposing that the Charter be amended to decrease the authorized number of required directors to be not less than one nor more than nine, subject to stockholder approval of the amendment. In accordance with the proposed amendment, there are THREE nominees for election to our Board at this year's annual meeting. At the annual meeting, stockholders will be asked to consider and vote on this proposed charter amendment.

     The Board of Directors believes that this proposed amendment to the Charter will provide the Board of Directors more flexibility in searching for well-qualified candidates without having to fill an empty seat immediately in order to be in compliance with the Charter. It further provides the Company with greater flexibility to manage the size of the Board and to meet the evolving needs of the Company in the context of ongoing industry and market changes. Accordingly, it is proposed that Section 1 of Article V of the Charter of the Company be amended in its entirety to read as follows:

     1. The management of the business and the conduct of the affairs of the Corporation shall be vested in its Board. The number of directors which shall constitute the whole Board shall be not less than one (1) nor more than nine (9).

     The affirmative vote of the holders of a majority of all the outstanding shares of Common Stock of the Company is required to approve the amendment to the Charter.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE AMENDMENT TO THE CHARTER.

     We will vote your shares as you specify on the enclosed proxy card. If you do not specify how you want your shares voted, we will vote them FOR the amendment to the Charter.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of April 25, 2002 by (i) each person who owns beneficially more than 5% of our common stock, (ii) each of our directors, (iii) each of the officers named in the table under the heading "Executive Compensation-Summary Compensation Table," and (iv) all directors and executive officers as a group. A total of 30,369,647 shares of theglobe's common stock were issued and outstanding on April 25, 2002.

     The amounts and percentage of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission ("SEC") governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or to direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Unless otherwise indicated below, the address of each person named in the table below is in care of theglobe.com, inc., 2 Penn Plaza, Suite 1500, New York, New York 10121.

                                                             SHARES BENEFICIALLY
                                                                    OWNED
                                                            --------------------
DIRECTORS, NAMED EXECUTIVE OFFICERS AND 5% STOCKHOLDERS       NUMBER    PERCENT
----------------------------------------------------------  ----------  --------
Dancing Bear Investments, Inc. (1) . . . . . . . . . . . .   9,502,106     25.3%
Michael S. Egan (2). . . . . . . . . . . . . . . . . . . .   9,877,106     26.3%
Todd V. Krizelman (3). . . . . . . . . . . . . . . . . . .   1,705,362      4.5%
Stephan J. Paternot (4). . . . . . . . . . . . . . . . . .   1,454,500      3.9%
Edward A. Cespedes (5) . . . . . . . . . . . . . . . . . .     129,400        *
Robert M. Halperin (6) . . . . . . . . . . . . . . . . . .     128,677        *
Charles M. Peck (7). . . . . . . . . . . . . . . . . . . .     416,243      1.1%
Robin M. Segaul (8). . . . . . . . . . . . . . . . . . . .       4,705        *
All directors and executive officers as a group (7 people)  13,715,993     36.6%

---------------
*    Represents  less  than  one  percent  (1%)

(1) Includes: (1) 3,546,018 shares of our common stock issuable upon exercise of warrants at approximately $1.45 per share and (2) 400,000 shares of our common stock issuable upon exercise of warrants held by persons other than Dancing Bear Investments but as to which Dancing Bear Investments has voting power upon exercise under a stockholders' agreement. Dancing Bear Investments' mailing address is 110 East Broward Blvd., Ft. Lauderdale, FL 33301.
(2) Includes the following shares that Mr. Egan is deemed to beneficially own as the controlling investor of Dancing Bear Investments: (1) 3,546,018 shares of our common stock issuable upon exercise of warrants at approximately $1.45 per share, and (2) 400,000 shares of our common stock issuable upon exercise of warrants held by persons other than Mr. Egan but as to which Mr. Egan has voting power upon exercise under a stockholders' agreement. Also includes (1) 337,500 shares of our common stock issuable upon exercise of options that are currently exercisable, (2) 56,000 shares of our common stock held by certain trusts for the benefit of Mr. Egan's children, as to which he disclaims beneficial ownership, and (3) 14,000 shares of our common stock held by Mr. Egan's wife, as to which he disclaims beneficial ownership.
(3) Includes (1) 530,452 shares of our common stock issuable upon exercise of options that are currently exercisable and (2) 200,000 shares of our common stock issuable upon exercise of warrants that are currently exercisable.

(4) Includes (1) 320,500 shares of our common stock issuable upon exercise of options that are currently exercisable and (2) 200,000 shares of our common stock issuable upon exercise of warrants that are currently exercisable.
(5) Includes 130,370 shares of our common stock issuable upon exercise of options that are currently exercisable. Excludes 6,530 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 25, 2002.
(6) Includes 128,208 shares of our common stock issuable upon exercise of options that are currently exercisable, and 469 shares of our common stock issuable upon exercise of options that are exercisable within 60 days of April 25, 2002. Excludes 15,907 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 25, 2002.
(7) Includes 463,214 shares of our common stock issuable upon exercise of options that are currently exercisable. Excludes 786,786 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 25, 2002.
(8) Includes 1,580 shares of our common stock issuable upon exercise of options that are currently exercisable, and 3,125 shares of our common stock issuable upon exercise of options that are exercisable within 60 days of April 25, 2002. Excludes 21,875 shares of our common stock issuable upon exercise of options that will not be exercisable within 60 days of April 25, 2002.

                             EXECUTIVE COMPENSATION

The following table sets forth information concerning compensation for services in all capacities awarded to, earned by or paid by us to our Chairman, Co-Vice Chairmen, Chief Executive Officer and our four other most highly compensated executive officers during the last three fiscal years (collectively, the "Named Executive Officers"):

                                       SUMMARY COMPENSATION TABLE


                                                                          LONG-TERM
                                                                        COMPENSATION (1)
                                                                        ----------------
                                                 ANNUAL COMPENSATION       NUMBER OF
                                           -----------------------------  SECURITIES
NAME AND                                                                  UNDERLYING       ALL OTHER
PRINCIPAL POSITION                         YEAR  SALARY ($)   BONUS ($)   OPTIONS (#)  COMPENSATION ($)
-----------------------------------------  ----  -----------  ----------  -----------  -----------------

Michael S. Egan,                                           -
Chairman (2)                               2001            -           -        7,500                  -

                                           2000            -           -       10,000                  -
                                           1999            -           -       10,000                  -

Todd V. Krizelman,                         2001            -           -        7,500  $         351,696
Vice Chairman (3)
                                           2000  $   145,245           -       20,000                  -
                                           1999  $   152,458           -       20,000                  -

Stephan J. Paternot,                       2001            -           -        7,500  $         340,735
Vice Chairman (3)
                                           2000  $   145,245           -       20,000                  -
                                           1999  $   152,458           -       20,000                  -

Charles M. Peck,                           2001  $   325,000  $   50,000            -                  -
Chief Executive Officer (4)
                                           2000  $   130,000           -    1,250,000                  -

Dean S. Daniels,                           2001  $   210,667  $   33,333            -  $         154,424
President and Chief Operating Officer (5)
                                           2000  $   250,000  $   50,000      162,500                  -
                                           1999  $   250,000  $   50,000       62,500                  -

Stephanie J. Hauge,                        2001  $   104,111  $   13,332       75,000  $          80,000
Chief Financial Officer (6)

Francis T. Joyce,                          2001            -           -            -  $         227,769
Chief Financial Officer (7)
                                           2000  $   200,000  $   50,000       27,187                  -
                                           1999  $   200,000  $   50,000       45,500                  -

Vance Huntley,                             2001  $   120,032  $   25,000            -  $          87,500
Chief Technology Officer (8)
                                           2000  $   163,236  $   16,081       84,085                  -

David Stonehill,                           2001  $   107,308  $   16,667            -  $          60,000
Vice President, Legal Affairs (9)
                                           2000  $   101,959           -       70,680                  -

(1) Included in long-term compensation for 2001 are 97,500 options granted during the year at varying exercise prices to the named executive officers. Details of these grants may be found in the table of Options Grants in 2001 on page 12. Included in long-term compensation for 1999 are 10,000, 20,000, 20,000, 32,500 and 22,500 options granted in February 2000 at an exercise price of $6.69 per share related to bonuses earned in 1999 for Messrs.
     Egan,  Krizelman,  Paternot,  Daniels  and  Joyce,  respectively.

(2) Mr. Egan became an executive officer in July 1998. We did not pay Mr. Egan a base salary in 2001, 2000, or 1999.
(3) In January 2001, severance payments of $351,696 and $340,735 were paid to Messrs. Krizelman and Paternot, respectively, following the resignation from their positions as Co-Chief Executive Officers of theglobe in August 2000, effective upon the hiring of Charles M. Peck, the new Chief Executive Officer.
(4)  Mr.  Peck  became  Chief  Executive  Officer  in  August  2000.
(5) Mr. Daniels became an officer in August 1998. He was appointed President in January 2000. He resigned his position as President of theglobe effective August 15, 2001, at which time a severance payment of $154,424 was paid to Mr. Daniels.
(6) Ms. Hauge became an officer in January 2001. She resigned her position as Chief Financial Officer of theglobe effective September 30, 2001, at which time a severance payment of $80,000 was paid to Ms. Hauge.
(7) Mr. Joyce became an officer in July 1998. He resigned his position as Chief Financial Officer of theglobe effective December 31, 2000. In January 2001, a severance payment of $227,769 was paid to Mr. Joyce in accordance with his resignation.
(8) Mr. Huntley became an officer in October 2000. He resigned his position as Chief Technology Officer of theglobe effective August 31, 2001, at which time a severance payment of $87,500 was paid to Mr. Huntley.
(9) Mr. Stonehill became an officer in December 2000. He resigned his position as Vice President, Legal Affairs of theglobe effective October 31, 2001, at which time a severance payment of $60,000 was paid to Mr. Stonehill.

   AGGREGATED OPTION EXERCISES IN THE LAST FISCAL YEAR AND 2001 YEAR-END OPTION
                                     VALUES

The following table sets forth for each of the executives listed in the Summary Compensation table (a) the number of options exercised during 2001, (b) the total number of unexercised options for common stock (exercisable and unexercisable) held at December 31, 2001, and (c) the value of those options that were in-the-money on December 31, 2001 based on the difference between the closing price of our common stock on December 31, 2001 and the exercise price of the options on that date.

                                         NUMBER OF SECURITIES UNDERLYING  VALUE OF UNEXERCISED IN-THE-
                                     UNEXERCISED STOCK OPTIONS AT FISCAL  MONEY STOCK OPTIONS AT FISCAL
                                                     YEAR-END (#)                 YEAR-END (1)
                                     -----------------------------------  ---------------------------

                        SHARES
                     ACQUIRED ON    VALUE
NAME                 EXERCISE(#)   REALIZED  EXERCISABLE  UN-EXERCISABLE  EXERCISABLE  UN-EXERCISABLE
-------------------  ------------  --------  -----------  --------------  -----------  --------------
Michael S. Egan                 -         -      330,468           7,032            -               -
Todd V. Krizelman               -         -      530,452               -            -               -
Stephan J. Paternot             -         -      320,500               -            -               -
Edward A. Cespedes              -         -      146,250          11,250            -               -
Rosalie V. Arthur               -         -       94,374               -            -               -
Henry C. Duques                 -         -       53,750               -            -               -
Robert M. Halperin              -         -      127,238          17,346            -               -
H. Wayne Huizenga               -         -       59,374               -            -               -
Charles M. Peck                 -         -      343,928         906,072            -               -
David Stonehill                 -         -       12,186               -            -               -
Robin M. Segaul                 -         -        1,580          25,000            -               -

---------------
(1) Value represents closing price of our common stock on December 31, 2001 less the exercise price of the stock option, multiplied by the number of shares exercisable or unexercisable, as applicable.

                                               OPTION GRANTS IN 2001


                                            PERCENT OF                                POTENTIAL REALIZABLE VALUE AT
                                               TOTAL                                   ASSUMED RATES OF STOCK PRICE
                                              OPTIONS     EXERCISE                     APPRECIATION FOR OPTION TERM
                     NUMBER OF SECURITIES   GRANTED TO    OR BASE                                (2)
                          UNDERLYING         EMPLOYEES     PRICE                      ------------------------------
NAME                  OPTIONS GRANTED (1)     IN 2001    ($/SHARE)   EXPIRATION DATE       5%             10%
-------------------  ---------------------  -----------  ----------  ---------------  ------------  ----------------
Michael S. Egan           7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Todd V. Krizelman         7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Stephan J. Paternot       7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Edward A. Cespedes        7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Rosalie V. Arthur         7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Robert M. Halperin        7,500  (3)           2.19%       $0.23        6/25/2011        $1,085          $2,749
Robin M. Segaul           25,000  (4)          7.29%       $0.05       12/14/2011         $786           $1,992
Stephanie J. Hauge        10,000  (5)          2.92%      $0.4062       1/1/2011         $2,555          $6,475
                          65,000 (5)          18.96%      $0.4062       1/1/2011        $16,610         $42,088

----------
     1. In the event of a change in control of theglobe, all of these options become immediately and fully exercisable.
     2. These amounts represent assumed rates of appreciation in conformity with SEC disclosure rules. Actual gains, if any, on stock option exercises are dependent on future performance of our common stock.
     3. These options were granted in June 2001 on the first business day following the annual meeting of stockholders in accordance with the Company's Director Compensation Plan. These options become vested and exercisable quarterly over 4 years.
     4. These options were granted in December 2001 in accordance with the Company's Director Compensation Plan, under which each director who becomes an eligible non-employee director for the first time receives an initial grant of options to acquire 25,000 shares of our common stock. These options become vested and exercisable quarterly over 4 years.
     5. These options were granted in January 2001 in accordance with Ms. Hauge's Employment Contract with the Company. These options become vested and exercisable quarterly over 4 years.


EMPLOYMENT  AGREEMENTS

     Chief Executive Officer Employment Agreement. On July 14, 2000, we entered into an employment agreement with our Chief Executive Officer ("CEO"), Charles
M.  Peck.  The  Employment  Agreement  provides  for  the  following:

     -    employment  as  one  of  our  executives;

     - an annual base salary of $325,000 with eligibility to receive annual increases as determined in the sole discretion of the Board of Directors;

     - a discretionary annual cash bonus, which will be awarded at our Board's discretion and upon the achievement of target performance objectives presented in our budget but which shall not be less than $25,000 for 2001;

     - stock options to purchase 1,250,000 shares of our common stock. The options were granted at an exercise price of $1.937 per share 416,243 of these options have vested. 250,000 of these options will vest on the earlier to occur of (i) the ten year anniversary of the date of grant, (ii) the date when our common stock has traded at $20 or above for a continuous 30-day period, and (iii) under certain circumstances in the event of a change of control of the Company. The remaining 583,757 options will vest at the rate of 59,643 on July 14, 2002, and 59,643 every three months thereafter. In the event of a change of control of the Company, all options outstanding are required to be assumed by the surviving corporation; however, if they are not so assumed, the options will become immediately and fully exercisable immediately prior to the change in control and terminate as of the change in control; and

     - a right to participate in our stock option plans and all health, welfare, and other benefit plans provided by us to our most senior executives.

     The CEO agreement is for a term expiring on July 14, 2004. The CEO agreement provides that, in the event of termination by us without cause, the executive will be entitled to receive from us:

     -    any  earned  and  unpaid  base  salary;

     - reimbursement for any reasonable and necessary monies advanced or expenses incurred in connection with the executive's employment;

     -    a  pro  rata  portion of the annual bonus for the year of termination.

     The CEO agreement contains a provision that the CEO will not compete with us or solicit our employees for a period of one year from the date of his termination of employment.

     President and Chief Operating Officer Employment Agreement. We have entered into an employment agreement with Dean S. Daniels. The following are key terms of the Daniels employment agreement:

     -    employment  as  our Chief Operating Officer effective August 31, 1998;

     -    an  annual  base  salary  of  not  less  than  $250,000  per  year;

     -    an  annual  cash  bonus  of  $50,000;  and

     - stock options to purchase 225,000 shares of our common stock. The options were granted at an exercise price of $4.50 per share. Of these options, 175,000 will vest with respect to one-third of the shares on each of the first three anniversaries of the date of grant, and 50,000 will vest with respect to one-seventh of the shares on each of the first seven anniversaries of the date of grant. These options were granted under the 1998 Stock Option Plan. In the event of a change of control of the Company, all options outstanding under the 1998 Stock Option Plan will become immediately and fully exercisable.

     The Daniels employment agreement was for a term expiring on August 31, 2001, with possible earlier termination as provided in the agreement. In the event of termination by us without cause, Mr. Daniels will be entitled to receive from us:

     - any earned and unpaid base salary as of the termination date and salary continuation during a one-year non-competition period following termination;

     - reimbursement for any and all reasonable monies advanced or expenses incurred in connection with his employment; and

     -    his  full  annual  bonus  for  the  year  of  termination.

     In addition, termination without cause automatically triggers the vesting of all options held by Mr. Daniels.

     The Daniels employment agreement contains a provision that he will not compete with us for a period of one year following the date of his termination of employment.

     Chief Financial Officer Employment Agreement. On December 22, 2000, we entered into an employment agreement with Stephanie J. Hauge. The following are the key terms of the Hauge employment agreement:

     -    employment  as  our Chief Financial Officer effective January 2, 2001;

     -    an  annual  base  salary  of  $160,000  per  year;

     - a discretionary annual bonus up to 30% with a guarantee in year one of $20,000; and

     - subject to the Board of Directors' approval, Ms. Hauge is eligible to receive 75,000 stock options vesting annually over a four-year period as part of theglobe.com's Employee Stock Option Plan.

     The Hauge employment agreement was terminated on September 30, 2001 pursuant to its terms, which included a severance payment, when Ms. Hauge ended her employment at the Company.

     Termination of President/Chief Operating Officer and Chief Financial Officer Employment Agreements.

     - On August 31, 2001, the employment agreement with our former President and Chief Operating Officer, Dean Daniels, was terminated pursuant to the terms of his employment agreement, which included a severance payment.

     - On September 30, 2001, we terminated the employment agreement with our former Chief Financial Officer, Stephanie J. Hauge, pursuant to the terms of her employment agreement, which included a severance payment.

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     Our Compensation Committee is currently comprised of Mr. Halperin and Ms. Segaul. Ms. Segaul replaced Ms. Arthur following her resignation from the Board in November 2001.

     The entire Board or the Compensation Committee consisting of Mr. Halperin and Ms. Segaul approves stock option grants. Ms. Segaul replaced Ms. Arthur following her resignation from the Board in November 2001. Neither Mr.
Halperin, Ms. Segaul, nor Ms. Arthur were, at any time during 2001, or at any other time, an officer or employee of theglobe. No member of our Compensation Committee serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of theglobe's Board of Directors or Compensation Committee.

     Although Mr. Egan and Ms. Arthur do not receive a salary from us, in February 2000 we granted stock options to Mr. Egan and Ms. Arthur for 10,000 and 5,000 shares, respectively, as bonus payments for 1999. In January 1999, we granted stock options to Mr. Egan and Ms. Arthur for 70,000 and 30,000 shares, respectively, as bonus payments for 1998.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

     Michael Egan, theglobe's Chairman, is also currently Chairman of ANC Rental Corporation and was Chief Executive Officer of ANC Rental Corporation from late 2000 until April 4, 2002. In November 2001, ANC Rental Corporation filed voluntary petitions for relief under chapter 11 or title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (Case No. 01-11200).

     Edward Cespedes, a Director of theglobe, was also a Director of Dr. Koop Lifecare Corporation from January 2001 to December 2001. In December 2001, Dr. Koop Lifecare Corporation filed petitions seeking relief under Chapter 7 of the United States Bankruptcy Code.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Arrangements with Entities Controlled by Various Directors and Officers. In 1998, the Company entered into an electronic commerce contract with AutoNation, Inc. ("AutoNation"), (formerly doing business as Republic Industries), an entity affiliated with a Director of the Company, pursuant to which the Company granted a right of first negotiation with respect to the exclusive right to engage in or conduct an automotive "clubsite" on theglobe website through AutoNation. Additionally, AutoNation agreed to purchase advertising from the Company for a three-year period at a price, which adjusted to match any more favorable advertising price quoted to a third party by the Company, excluding certain short-term advertising rates. For the years ended December 31, 2001, 2000 and 1999, the Company recognized revenue of $0.2 million $0.3 million and $0.3 million, respectively, in connection with the AutoNation agreement.

     Additionally in 1998, the Company entered into an electronic commerce arrangement with InteleTravel, an entity controlled by the Chairman of the Company, whereby the Company agreed to develop a web community for InteleTravel in order for its travel agents to conduct business through theglobe in exchange for access to InteleTravel customers for distribution of the Company's products and services. For the year ended December 31, 1999, the Company recognized revenue of $0.3 million in connection with the InteleTravel agreement. There was no revenue recognized for the year ended December 31, 2001 and 2000.

     In 1999, the Company entered into a community agreement with ClikVacations.com Inc., an entity controlled by the Chairman of the Company, whereby the Company agreed to co-brand certain products and services of theglobe for use on the Clik.com website. Additionally, the Company agreed to sell all advertising inventory related to these co-branded products and services in exchange for a portion of the net advertising sales. The Company recognized revenue of $0.1 million in connection with the ClikVacations.com agreement for the year ended December 31, 1999. There was no revenue recognized for the years ended December 31, 2001 and 2000.

     Stockholders' Agreement. Messrs. Egan, Krizelman, Paternot and Cespedes, Ms. Arthur and Dancing Bear Investments, an entity controlled by Mr. Egan, entered into a stockholders' agreement under which Mr. Egan (the "Egan group") and Dancing Bear Investments agreed to vote for some nominees of Krizelman and Paternot (the "Krizelman and Paternot groups") to our board of directors and the Krizelman and Paternot groups agreed to vote for the Egan group's nominees to our board, who will represent a majority of our board.

     Additionally, under the terms of the stockholders' agreement, Messrs. Krizelman, Paternot and Cespedes and Ms. Arthur have granted an irrevocable proxy to Dancing Bear Investments with respect to any shares that may be acquired or beneficially owned by them upon the exercise of outstanding warrants transferred to each of them by Dancing Bear Investments. These shares will be voted by Dancing Bear Investments, which is controlled by Mr. Egan, and Dancing Bear Investments will have a right of first refusal upon transfer of these shares.

     The  stockholders'  agreement  also  provides:

     - Take-Along Rights. If the Egan group sells shares of our common stock (including shares issued upon exercise of options) and warrants (assuming the warrants have been exercised) representing 25% or more of our outstanding common stock, in any private sale, the Krizelman and Paternot groups, Mr. Cespedes and Ms. Arthur may be required to sell up to the same percentage of their shares as the Egan group sells.

     - Tag-Along Rights. If Dancing Bear Investments sells shares of our common stock (including shares issued upon exercise of options) or warrants (assuming the warrants have been exercised) representing 25% or more of our outstanding common stock, or the Krizelman and Paternot groups collectively sell shares or warrants representing 7% or more of our shares and warrants in any private sale, each other party to the stockholders' agreement, including entities controlled by them and their permitted transferees, may, at their option, sell up to the same percentage of their shares.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than ten percent (10%) of a registered class of our equity securities, to file certain reports regarding ownership of, and transactions in, our securities with the SEC and with The Nasdaq Stock Market, Inc. Such officers, directors, and 10% stockholders are also required to furnish theglobe with copies of all Section 16(a) forms that they file.

     Based solely on our review of copies of Forms 3 and 4 and any amendments furnished to us pursuant to Rule 16a-3(e) and Forms 5 and any amendments furnished to us with respect to the 2001 fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-K stating that no Forms 5 were required, we believe that, during the 2001 fiscal year, our officers and directors have complied with all Section 16(a) applicable filing requirements.

         REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

     The Compensation Committee of the Board of Directors establishes our general compensation policies as well as the compensation plans and specific compensation levels for executive officers. The Compensation Committee also administers our stock based incentive plans for executive officers.

     The Compensation Committee believes that the compensation of our executive officers, including the CEO, should be influenced by our performance. Employment agreements with certain of our executive officers establish base salary levels, and any salary increases are made in accordance with those agreements. Additional compensation in the form of cash bonuses or stock options is made in accordance with the employment agreements, where applicable, or at the discretion of the Compensation Committee or the full Board, taking into account the contributions made by the executive officers to theglobe, as well as anticipated performance of theglobe in the coming year. The Compensation Committee believes that our executive officer salaries in 2001 did not exceed levels in the industry for similarly sized businesses.

     In addition to salary, the Board or the Compensation Committee, from time to time, grants options to executive officers. The Compensation Committee views option grants as an important component of its long-term, performance-based compensation philosophy. Since the value of an option bears a direct relationship to our stock price, the Compensation Committee believes that options motivate executive officers to manage us in a manner that will also benefit stockholders. As such, options are granted at the current market price. One of the principal factors considered in granting options to an executive officer is the executive officer's ability to influence our long-term growth and profitability.

COMPLIANCE  WITH  INTERNAL  REVENUE  CODE  SECTION  162(M)

     Section 162(m) of the Code was enacted in 1993 and generally disallows a federal income tax deduction to any publicly held corporation for compensation paid in excess of $1 million in any taxable year to the chief executive officer or any of the four other most highly compensated executive officers who are employed by a corporation on the last day of the taxable year. Section 162(m), however, does not disallow a federal income tax deduction for qualified "performance-based compensation," the material terms of which are disclosed to and approved by stockholders.

     The  Committee  has  considered the tax deductibility of compensation under
Section 162(m). We generally have structured and intend to administer our stock based incentive plans with the intention that the resulting compensation may qualify as "performance-based compensation" and could be deductible. However, there can be no assurances and the Board has retained flexibility in this regard. It is not expected that any executive officer's compensation will be non-deductible in 2001 by reason of the application of Section 162(m). Compensation attributable to options granted under the 2000 Broad Based Employee Stock Option Plan will be subject to the deduction limitation of section 162(m).

                       COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                            Robert M. Halperin
                            Robin M. Segaul

             REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The audit committee of the board of directors operates under a written charter adopted by the board of directors, which is attached as Exhibit A to this proxy statement. The members of the committee are Robert M. Halperin, Todd
V. Krizelman, and Robin M. Segaul. Ms. Segaul replaced Ms. Arthur on the Audit Committee following Ms. Arthur's resignation from the Board of Directors in November 2001. Given Ms. Segaul's background and experience in accounting and taxation for a prior employer, the board of directors determined that it was in the company's best interests that she be a member of the audit committee.

     Management is responsible for the company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The committee's responsibility is to monitor and oversee these processes.

     In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the committee that the company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The committee discussed with the independent accountants matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees).

     The company's independent accountants also provided to the audit committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the audit committee discussed with the independent accountants that firm's independence.

     Based upon the audit committee's discussion with management and the independent accountants and the audit committee's review of the representation of management and the report of the independent accountants to the committee, the audit committee recommended that the board of directors include the audited consolidated financial statements in the company's annual report on Form 10-K for the year ended December 31, 2001 filed with the Securities and Exchange Commission.


                    AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
                              Robert M. Halperin
                              Todd V. Krizelman
                              Robin M. Segaul

                       APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors, upon the recommendation of the audit committee, has appointed KPMG, New York, NY as the firm of independent public accountants to audit our books and accounts for the fiscal year ending December 31, 2001. There will be no representative from KPMG in attendance at the annual meeting.

     AUDIT FEES. The aggregate fees billed by KPMG for professional services rendered for the audit of our annual financial statements for fiscal 2001 and the reviews of the financial statements included in our Forms 10-Q and 10K was $305,600

     ALL OTHER FEES. The Company paid the following fees for services by KPMG during fiscal 2001:

          Tax  return  preparation  and  tax  advisory  services  $74,750

     The audit committee reviewed these services and determined that the nature of these engagements did not impair auditor independence.

     FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. We have paid no fees to KPMG for the operation of our information system network or for the design or implementation of a system that aggregates source data for, or generates information significant to, our financial statements.

                                PERFORMANCE GRAPH

     The following graph shows a comparison of our cumulative total stockholder return, calculated on a dividend reinvested basis, from the end of the first trading day (November 13, 1998) following the initial public offering of our common stock, through December 31, 2001 for theglobe, the Nasdaq Stock Market Composite Index (the "Nasdaq Index") and the JP Morgan Hambrecht & Quist Internet Index (the "Internet Index"). The graph assumes that $100 was invested in our common stock, the Nasdaq Index and the Internet Index on November 13, 1998. Note that historic stock price performance is not necessarily indicative of future stock price performance.

                                {GRAPH OMITTED]


                                               Nasdaq  Internet
                                 theglobe.com  Index    Index
              -----------------  ------------  ------  --------
              November 13, 1998         100 *     100       100
              -----------------  ------------  ------  --------
              December 31, 1998         51.77  118.65    141.65
              -----------------  ------------  ------  --------
              December 31, 1999         26.38  219.34    491.15
              -----------------  ------------  ------  --------
              December 31, 2000          0.89  133.69    188.98
              -----------------  ------------  ------  --------
              December 31, 2001        0.10 *  105.54    121.60
              -----------------  ------------  ------  --------

The shares of our Common Stock were delisted from the Nasdaq national market in April 2001 and now trade in the over-the-counter market on what is commonly referred to as the electronic bulletin board, under the symbol "TGLO.OB" The following table sets forth the range of high and low closing sales prices of our common stock for the periods indicated as reported by the NASDAQ stock market (prior to April 2001) and the over-the-counter market (the electronic bulletin board) (after April 2001):

              Fiscal  Quarter Ended                         High    Low
              -------------------------------------------  ------  ------
              December 31, 2001 . . . . . . . . . . . . .  $ 0.08  $ 0.03
              September 30, 2001. . . . . . . . . . . . .  $ 0.23  $ 0.01
              June 30, 2001 . . . . . . . . . . . . . . .  $ 0.34  $ 0.13
              March 31, 2001. . . . . . . . . . . . . . .  $ 0.88  $ 0.05

              December 31, 1998 (commencing November 13,
              1998) . . . . . . . . . . . . . . . . . . .  $31.75  $13.72

* Note: The closing price on the first trading day (November 13, 1998) was $31.75. The closing price on December 31, 2001 was $0.03.

                          STOCKHOLDER PROPOSALS FOR THE
                               2002 ANNUAL MEETING

     We welcome comments and suggestions from our stockholders. Here are the ways a stockholder may present a proposal for consideration by the other stockholders at our 2002 Annual Meeting:

     In our Proxy Statement. If a stockholder wants to submit a proposal for inclusion in our proxy statement and form of proxy under Rule 14a-8 under the Securities Exchange Act of 1934 (the "Exchange Act") for the 2002 Annual Meeting of Stockholders, we must receive the proposal in writing on or before 5 p.m., Eastern time, January 2, 2003.

     At the Annual Meeting. Under our By-Laws, if a stockholder wishes to nominate a director or bring other business before the stockholders at the 2002 Annual Meeting, we must receive the stockholder's written notice not less than 60 days nor more than 90 days prior to the date of the annual meeting, unless we give our stockholders less than 70 days' notice of the date of our 2002 Annual Meeting. If we provide less than 70 days' notice, then we must receive the stockholder's written notice by the close of business on the 10th day after we provide notice of the date of the 2002 Annual Meeting. The notice must contain the specific information required in our By-Laws. A copy of our By-Laws may be obtained by writing to the Secretary. If we receive a stockholder's proposal within the time periods required under our By-Laws, we may choose, but are not required, to include it in our proxy statement. If we do, we may tell the other stockholders what we think of the proposal, and how we intend to use our discretionary authority to vote on the proposal.

     Delivering a Separate Proxy Statement. We will not use our discretionary voting authority if a stockholder submits a proposal within the time period required under our By-Laws, and also provides us with a written statement that the stockholder intends to deliver his/her own proxy statement and form of proxy to our stockholders. Persons who wish to deliver their own proxy statement and form of proxy should consult the rules and regulations of the SEC.

     All proposals should be made in writing and sent via registered, certified or express mail, to our executive offices, 2 Penn Plaza, Suite 1500, New York, New York 10121, Attention: Secretary.

                                 OTHER BUSINESS

     The Board of Directors is not aware of any other matters to come before the Annual Meeting. If any matter not mentioned in this proxy statement is properly brought before the meeting, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to those matters in accordance with their judgment.

                                           By Order of the Board of Directors




                                           Charles M. Peck
                                           Chief Executive Officer

New York, New York
April 30, 2002

                                                                       EXHIBIT A

                THE BOARD OF DIRECTORS - AUDIT COMMITTEE CHARTER

                Adopted by the Board on June 12, 2000, as amended

                         I.     Mission of the Committee

The Audit Committee (the "Committee") of theglobe.com, inc. (the "Company") assists the Board of Directors in fulfilling its responsibility to relevant constituencies including shareholders, regarding internal controls, corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. The Committee also maintains free and open communications among the Board, the independent public accountants, and the financial management of the Company.

                      II.     ORGANIZATION OF THE COMMITTEE

A. Committee members shall have experience in financial affairs or accounting practices, together with such other qualifications as the Board may from time to time deem appropriate in light of the mission of the Committee.

B. The Committee shall meet at least two times yearly in order to review with the independent accountants the annual audit plan, the audit results and such other matters as may be appropriate for Committee consideration, and shall hold such additional meetings as the Chair of the Committee deems necessary. Appropriate management representatives shall be asked to attend as necessary.

C. The Committee shall report to the Board following each meeting and at such other times as circumstances warrant.

              III.     DUTIES AND RESPONSIBILITIES OF THE COMMITTEE

A. The Committee shall review annually the qualifications, independence and fees of the independent public accountants recommended by management, and shall recommend to the Board of Directors the firm to be selected to audit the financial statements of the Company and its subsidiaries for the current fiscal year. The independent public accountants shall be accountable to the Committee and the Board of Directors.

B. The Committee shall meet with the independent public accountants and financial management of the Company to review the nature and scope of the audit of the books of account of the Company and other operations and controls and the procedures to be utilized. At the conclusion of each annual audit, the committee shall review the results of such audit, including any comments or recommendations of the independent public accountants regarding internal controls, as well as management's response and the status of prior year recommendations. The Committee shall also consider and review with the independent public accountants the nature and resolution of any significant or unusual accounting matters and the adequacy of the Company's internal controls.

C. The committee shall, after the close of each fiscal year, review the financial statements of the Company certified by the independent public accountants. The Committee shall report to the Board any matters or concerns raised by the independent public accountants which the Committee views as requiring the attention of the Board.

D. The Committee shall oversee the Company's financial reporting process and address internal accounting controls through discussions with independent public accountants.

E. The Committee shall assess the overall quality of the Company's system of internal accounting controls by reviewing the internal control evaluations performed by the independent accountants.

F. The Committee shall provide the independent public accountants and the financial management of the Company full and free access to the Committee to meet privately whenever appropriate.

G. The Committee shall receive reports from time to time by the financial management of the Company concerning contingencies or other material matters which may result in either liability of the company or significant risk or exposure of the Company. The Committee shall review the matters so reported and advise the Board of Directors accordingly.

H. The Committee shall periodically review and reassess the adequacy of the Audit Committee's Charter.

I. The Committee shall receive and review a written statement from the independent public accountant identifying all relationships between the accountant and the Company. The Committee will address with the independent public accountant any relationship that may impact the accountant's objectivity and independence.